Exhibit 99.1

A Healthy Opportunity for Growth

UBS Healthcare Conference

February 12, 2008

                                                                              0

CONFIDENTIAL

Forward Looking Statements

This presentation includes "forward-looking statements" involving risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The company's future results may be materially different from the information expressed in, or implied by, forward-looking statements shared today. To learn some of the important factors that could cause this to happen, please see Triple-S Management's Form 10-K, particularly the Section entitled "Risk
Factors."

The company undertakes no obligation to update or revise any forward-looking statements.

                                                                              1

CONFIDENTIAL

A Healthy Opportunity for Growth

o Largest managed care company in Puerto Rico with 45+ years of managed care experience

o Exclusive Blue Shield licensee

o Experienced management team

o Stable market

o Solid financial performance and outlook

o Strong plan for growth should lead to long-term average 15% annual EPS increases

o Leading, high margin complementary businesses including Life and P&C insurance

                                                                              2

CONFIDENTIAL

Three Healthy Businesses

Premium and Fee Revenue

Note: Includes $7MM of inter-segment premiums.

Operating Income

Note: Includes $7MM of
inter-segment premiums and $11MM of inter-segment expenses.

                                                                              3

CONFIDENTIAL

Balanced Book of Managed Care Business

Managed Care Membership

Premium and Fee Revenue

Note: Includes $6.2MM of inter-segment premiums.

                                                                              4

CONFIDENTIAL

Blue Chip Customer Base with
90%+ Annual Retention Rate

No commercial customer* represents more than 3%
Of total managed care revenue

* Excludes government contracts.

                                                                              5

CONFIDENTIAL

Blue Cross Blue Shield
Competitive Advantage

o  Leading market share

o  Strong Blue brand awareness among
   consumers and decision makers

o  Blue Card creates national and global network

o  Provides access for Triple-S's members to
   continental U.S.

(1) Source: Blue Cross Blue Shield Association.

BCBS Membership Growth
Over the Last Decade

Source: Blue Cross Blue Shield Association; BCBSA Enrollment Report, December
        31, 2006; U.S. Census Bureau.

Blue Cross Blue Shield Advantage

Source: BCBSA Enrollment Report, December 31, 2006; U.S. Census Bureau.

Nationwide Network: Blue Card

                                                                              6

CONFIDENTIAL

Largest and Broadest Provider Network

Physician Locations

Source: Information obtained from Providers Directories for each company.
Represents the number of locations where services are offered, thus it may duplicate certain providers in all companies.

                                                                              7

CONFIDENTIAL

Most Diversified Book of Business

Medical Premium Contribution by Segment

(1)  Includes commercial risk and Medicare Advantage (including stand-alone PDP revenue) for all companies except for Triple-S; Medicare Advantage figures not available for peers.
(2)  Aveta's managed care premiums are derived entirely from Medicare Advantage policies.

Source: Annual statements submitted to the NAIC following statutory accounting principles.

Triple-S is the #1 MCO in Puerto Rico and has one of the most widely recognized brands

                                                                              8

CONFIDENTIAL

Experienced Management Team

                                                                              Years of
                                                                              Industry    Years at
Name                                 Title                                   Experience   Triple-S

Ramon Ruiz-Comas                     CEO and President                          29           17

Juan-Jose Roman-Jimenez              CFO and VP of Finance                      20           11

Socorro Rivas-Rodriguez              CEO and President of Managed Care          25           25
                                     Subsidiary

Luis Marini-Mir                      President, Reform Business                  9            9

Arturo Carrion                       President of Life Insurance Subsidiary     29           20(1)

Eva Salgado                          CEO and President of P&C Insurance         27           10
                                     Subsidiary

Roberto Morales-Tirado               President of Signature Insurance Agency    39             9

Carlos Torres-Diaz                   President of Interactive Systems           23           17

(1)      Including years at GA Life.

Average over 25 years of industry experience and 15 years with Triple-S

                                                                              9

CONFIDENTIAL

NYDOCS1 - #802532v39 /10

TRIPLE-S MANAGEMENT CORPORATION

Puerto Rico Is a Healthy Market

- Strong, well-diversified economy
- Attractive demographics
- Favorable business environment attracts large U.S. and multinational firms

Company	State / Region	Regional Population as of 2006[1]
Sierra	NV	2.5 million
Triple-S	PR	3.9 million
Cobalt	WI	5.6 million
RightChoice	MO	5.8 million
Trigon	VA	7.6 million
WellChoice	NY	19.3 million

(1) Data from U.S. Census Bureau.

High Annual Growth in Medicare Eligibles[1]


2.4%
1.7%
Puerto Rico
U.S. Average

(1) Based on expected growth from 2005 to 2010 according to the U.S. Census.

High Incidence of Dual-Eligibles

(Dual eligibles as a percentage of Medicare beneficiaries)


31%
20%
19%
18%
11%
Puerto Rico
New York
Texas
California
Florida

Note: Dual eligibles defined as a person who qualifies for both Medicare and the Reform on the basis of age and income, respectively.

10

Financial Performance

Juan-Jose Roman-Jimenez, CPA
VP of Finance and Chief Financial Officer

                                                                             11

CONFIDENTIAL

Strong Consolidated Revenue Growth

Consolidated Operating Revenues(1)

(1) Excludes Metro-North Reform contract.

                                                                             12

CONFIDENTIAL

Consolidated Operating Income Growth

Consolidated Operating Income(1)

(1) Excludes Metro-North Reform contract.

                                                                             13

CONFIDENTIAL

Strong Consolidated Operating Margin Expansion

Consolidated Operating Income Margin(1)

(1) Excludes Metro-North Reform contract.

                                                                             14

CONFIDENTIAL

Managed Care Revenue Growth

Managed Care Premium and Fee Revenue(1)

(1) Excludes Metro-North Reform contract.

                                                                             15

CONFIDENTIAL

Managed Care Underwriting and Pricing Discipline Reduces Cost Ratios...

Medical Loss Ratio

Note: Excludes Metro-North Reform contract.
      Medical loss ratio is calculated as claims incurred divided by premium revenue.

Administrative Expense Ratio

Note: Excludes Metro-North Reform contract.
      Administrative expense ratio is calculated as operating expenses divided by the sum of premium and fee revenue.

                                                                             16

CONFIDENTIAL

 ... and Expands Operating Margins

Managed Care Operating Margins

Note: Excludes Metro-North Reform contract.

Long-term goal: improve managed care operating margins by 150--200 bps

                                                                             17

CONFIDENTIAL

Solid Performance at Life and P&C Insurance Businesses

Life Insurance                     P&C Insurance
Operating Revenue                  Operating Revenue

Operating Income                   Operating Income

Note: 2005 shown on a comparable basis for the acquisition of GA Life completed in January 2006.

(1) 2005 operating income adjusted to reflect estimated incremental expenses related to GA Life acquisition.

                                                                             18

CONFIDENTIAL

Capitalization Summary

-------------------------------------------------------------------------------
                                         Unaudited
                                         12/30/2007      12/31/2006
-------------------------------------------------------------------------------
Cash and Cash Equivalents                   $240.2           $81.6

Secured Term Loans                           $25.9           $38.1

Senior Unsecured Notes                       145.0           145.0
-------------------------------------------------------------------------------
  Total Debt                                 170.9           183.1

Total Shareholders' Equity                   482.5           342.6
-------------------------------------------------------------------------------
  Total Capitalization                      $653.4          $525.7

Total Debt / Book Capitalization             26.2%           34.8%

Modest leverage and significant excess RBC levels (600%+) provide strong financial flexibility

                                                                             19

Plan for Healthy Growth

Ramon M. Ruiz-Comas, CPA
President and Chief Executive Officer

                                                                             20

CONFIDENTIAL

Strong Plan for Growth

Expand Operating Margins and Realize Operating Efficiencies

Pursue Disciplined Expansion Strategy

Grow Medicare Advantage Business

Pursue Cross-Selling Opportunities

Develop New Products to Attract and Retain Customers

                                                                             21

CONFIDENTIAL

Expand Operating Margins and Realize Operating Efficiencies

o Recent initiatives to reduce utilization and lower overall medical costs:

  o Re-pricing or terminating less profitable commercial customers
  o Refining provider network to drive lower costs balanced with quality care
  o Expanding disease management programs
  o Refining pharmacy network, benefits and coverage
  o Evaluating radiology benefits management initiatives
o Started to realize benefits of initiatives in 2006

Long-term goal: improve consolidated operating margin to 6.5%+

                                                                             22

CONFIDENTIAL

Grow Medicare Advantage Business

o Leverage Triple-S and Blue brand to increase Medicare Advantage penetration

o Capitalize on high incidence of dual-eligibles

o Convert MedSupp and stand-alone PDP members to Medicare Advantage

Significant Market Opportunity               Profitable Organic Growth
Puerto Rico Medicare Advantage Market Share  Triple-S's Medicare Advantage Membership

Source: CMS as of September 2007.
Note: Based on membership

                                                                             23

CONFIDENTIAL

Develop New Products to Attract and Retain Customers

o Puerto Rico's population density allows new products to be introduced in a cost-effective and timely manner

o Offer limited benefit products for part-time employees and low-salary industries

  o Approximately 358,000 people are part-timers and/or low-salary employees

o Focused on large, uninsured population

  o Approximately 400,000 people

                                                                             24

CONFIDENTIAL

Pursue Cross-selling Opportunities

o Leverage leading brand and internal and external sales force to cross-sell life and P&C insurance

  o About 42% of sales agents are licensed to sell both managed care and life insurance products

  o Only 13 of 30 largest corporate customers currently purchase both managed care and complementary products

o Long-standing customer relationships with leading financial institutions provide additional points of distribution for managed care products

                                                                             25

CONFIDENTIAL

Pursue Disciplined Expansion

o Track record of efficiently integrating acquisitions

o Focus on potential acquisitions of managed care plans

  o Expand product offering

  o Geographic expansion outside Puerto Rico: focus on Hispanic communities and contiguous, under-penetrated markets

o Leverage strong Reform platform to expand in high growth U.S. Medicaid market

                                                                             26

CONFIDENTIAL

Positive Outlook for 2008

Anticipate growth in Medicare Advantage membership, a stable MLR and improvements in operating income

o Total medical enrollment is expected to grow approximately 1 percent, with
  Medicare Advantage enrollment rising 30 percent to 35 percent.

o Consolidated operating revenues are anticipated to be between $1.66 billion and $1.70 billion.

o Consolidated loss ratio is expected to be between 83.0 percent and 83.5 percent. Medical loss ratio of the managed care segment is expected to be between 87.6 percent and 88.1 percent.

o Consolidated operating expenses ratio is anticipated to be approximately
  15.2 percent.

o The Company expects an earnings per share between $1.88 and $1.98, based on
  32.1 million weighted average shares outstanding.

                                                                             27

CONFIDENTIAL

A Healthy Opportunity for Growth

o Largest managed care company in Puerto Rico with 45+ years of managed care experience

o Exclusive Blue Shield licensee

o Leading, high margin complementary businesses including Life and P&C insurance

o Experienced management team

o Stable market

o Solid financial performance and outlook

o Strong plan for growth should lead to long-term average 15% annual EPS increases

                                                                             28

CONFIDENTIAL

A Healthy Opportunity For Growth

                                                                             29